EXHIBIT 32.1


          CERTIFICATION OF THAT NGO PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, That Ngo, Chief Executive Officer of Axiom Pharmaceuticals, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1) The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2003 (the "Report"), ( fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
           (15 U.S.C. 78m or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  August 13, 2003                       By: /s/ That Ngo
                                                   -----------------------------
                                                       That Ngo
                                                Chief Executive Officer Chairman